Exhibit 21.01

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12  13                            PLACE OF JURISDICTION
Associated Madison Companies, Inc.                                                      Delaware

     Mid-America Insurance Services,  Inc.                                              Georgia

     PFS Services,  Inc.                                                                Georgia

          PFS Shareholder Services *                                                    Georgia

          The Travelers Insurance Group Inc.                                            Connecticut

               The Prospect Company                                                     Delaware

                    One Twenty Five High Street Limited Partnership                     Massachusetts

                    Panther Valley, Inc.                                                New Jersey

                    The Travelers Asset Funding Corporation                             Connecticut

               The Travelers Insurance Company                                          Connecticut

                    440 South LaSalle LLC                                               Delaware

                    American Financial Life Insurance Company                           Texas

                    Carlton Arms of Bradenton                                           Florida

                    Crest Funding Partners LP                                           Delaware

                    Cripple Creek Venture Partner II L.P. *                             Colorado

                    Greenwich Street Capital Partners II, L.P. *                        Delaware

                    Greenwich Street Capital Partners, L.P. *                           Delaware

                    Greenwich Street Investments, L.L.C.                                Delaware

                         Greenwich Street Investments, L.P.                             New York

                    Greenwich Street Investments II, L.L.C.                             Delaware

                    Hollow Creek, L.L.C.                                                Connecticut

                         Station Hill, L.L.C.                                           Connecticut

                    Oakbrook Hotel Venture                                              Illinois

                    Primerica Life Insurance Company                                    Massachusetts

                         National Benefit Life Insurance Company                        New York

                         Primerica Financial Services (Canada) Ltd.                     Canada

                                       (1)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12  13                            PLACE OF JURISDICTION
                               PFSL Investments Canada Ltd.                             Canada

                               Primerica Life Insurance Company of Canada               Canada

                                    Primerica Client Services Inc. (Canada)             Canada

                                    Primerica Financial Services Ltd.                   Canada

                     Prospect/Nissei 190 Limited Partnership                            Illinois

                          190 S. LaSalle Associates Limited Partnership *               Illinois

                     Ryan/Travelers Kierland, LLC                                       Delaware

                     SSB Private Selections, LLC *                                      Delaware

                          Salomon Smith Barney Private Selection Fund I, LLC            New York

                     Tandem EGI/C Investments, L.P. *                                   Delaware

                     The Greenwich Street Fund L.P.                                     New York

                     The Plaza Corporation                                              Connecticut

                          Keeper Holdings LLC *                                         Delaware

                          The Copeland Companies (Holding Company)                      New Jersey

                               American Odyssey Funds Management, Inc.                  New Jersey

                               Copeland Associates, Inc.                                Delaware

                                    Copeland Associates Agency of Ohio, Inc.            Ohio

                                    Copeland Associates of Alabama, Inc.                Alabama

                                    Copeland Associates of Montana, Inc.                Montana

                                    Copeland Associates of Nevada, Inc.                 Nevada

                                    Copeland Equities, Inc.                             New Jersey

                                    Donald F. Smith & Associates                        New Jersey

                                    H.C. Copeland Associates, Inc. of Massachusetts     Massachusetts

                                    H.C. Copeland and Associates, Inc. of Texas         Texas

                                    Smith Annuity Services, Inc.                        New Jersey

                               Copeland Financial Services, Inc.                        New Jersey

                                       (2)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                              PLACE OF JURISDICTION
                               Copeland Mortgage Services, Inc.                            New Jersey

                               Travelers/Net Plus Insurance Agency, Inc.                   Massachusetts

                               Travelers/Net Plus, Inc.                                    Connecticut

                                    Travelers/Net Plus Agency of Ohio, Inc.                Ohio

                          Tower Square Securities, Inc.                                    Connecticut

                               Tower Square Securities Insurance Agency of Alabama, Inc.   Alabama

                               Tower Square Securities Insurance Agency of                 Massachusetts
                               Massachusetts, Inc.

                               Tower Square Securities Insurance Agency of New             New Mexico
                               Mexico, Inc.

                               Tower Square Securities Insurance Agency of Ohio, Inc.      Ohio

                               Tower Square Securities Insurance Agency of Texas, Inc.     Texas

                          Travelers Asset Management International Corporation             New York

                          Travelers Distribution Company                                   Delaware

                          Travelers Investment Advisers, Inc.                              Delaware

                     The Travelers Life and Annuity Company                                Connecticut

                          Travelers Annuity UK Investments, LLC                            Delaware

                          Travelers/Nissei 190 S. LaSalle Company                          Illinois

                          WT Equipment Partners LP                                         Delaware

                     Tishman Speyer/Travelers Associates III, L.L.C.                       Delaware

                     TowerMark of New York                                                 New York

                     Travelers Highland Park, LLC                                          Colorado

                          Highland Park Ventures, LLC                                      Colorado

                     Travelers Insurance UK Investments, LLC                               Delaware

                     Travelers International Investments Ltd.                              Cayman Is.

                     Travelers Opportunity Fund I, LLC                                     Delaware

                          Tishman Speyer/Travelers Associates                              Delaware

                     Travelers Opportunity Fund II, LLC                                    Delaware

                                       (3)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                    PLACE OF JURISDICTION
                          Tishman Speyer/Travelers Real Estate Venture, L.P.     Delaware

                               125 High Street, L.P.                             Delaware

                               TST 2010 N. First, L.L.C.                         Delaware

                               TST 375 Hudson, L.L.C.                            Delaware

                               TST 525 West Monroe, L.L.C.                       Delaware

                               TST 745 Atlantic, L.L.C.                          Delaware

                               TST Mountain Bay, L.L.C.                          Delaware

                               TST One Indiana, L.L.C.                           Delaware

                               TST Tower, L.L.C.                                 Delaware

                               TST Wilshire, L.L.C.                              Delaware

                     Travelers Schaumberg Windy Point LLC                        Delaware

                          Windy Point of Schaumberg LLC                          Delaware

                     Travelers/NLI 190 South LaSalle Street, L.L.C. *            Delaware

                     Travelers York Road LLC                                     Delaware

                          York Road Properties LLC                               Delaware

                     Travko 1999-1, L.P.                                         Texas

                     Tribeca Distressed Securities, L.L.C. *                     Delaware

                     Tribeca Management, L.L.C.                                  Delaware

                     TriCounty Grove                                             Florida

                     Umbrella Capital Company LLC                                Delaware

                     WT Equipment Partners LP                                    Delaware

                Travelers Mortgage Securities Corporation                        Delaware

                Travelers Property Casualty Corp. **                             Delaware

                     The Standard Fire Insurance Company                         Connecticut

                          AE Properties, Inc.                                    California

                               AE Town and Country Limited Partnership           Arizona

                                       (4)

 1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                           PLACE OF JURISDICTION
                               Bayhill Associates                                       California

                               Bayhill Restaurant II Associates                         California

                               Industry Land Development Company                        California

                               Industry Partners *                                      California

                          Community Rehabilitation Investment Corporation               Connecticut

                               Pratt Street, L.P. *                                     Connecticut

                          The Automobile Insurance Company of Hartford, Connecticut     Connecticut

                          TravCal Secure Insurance Company                              California

                               TravCal Indemnity Company                                California

                          Travelers Alpha Holdings, Inc. *                              Connecticut

                               TIMCO ALPHA I, LLC *                                     Connecticut

                          Travelers Personal Security Insurance Company                 Connecticut

                          Travelers Property Casualty Insurance Company                 Connecticut

                          Travelers Property Casualty Insurance Company of Illinois     Illinois

                     The Travelers Indemnity Company                                    Connecticut

                          Commercial Insurance Resources, Inc.                          Delaware

                               Gulf Insurance Company                                   Missouri

                                    Atlantic Insurance Company                          Texas

                                    Gulf Group Lloyds                                   Texas

                                    Gulf Insurance Holdings UK Limited                  England

                                         Gulf Insurance Company U.K. Limited            England

                                             Gulf Underwriting Holdings Limited         England

                                    Gulf Risk Services, Inc.                            Delaware

                                    Gulf Underwriters Insurance Company                 Missouri

                                    Select Insurance Company                            Texas

                          Countersignature Agency, Inc.                                 Florida

                                       (5)

 1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                           PLACE OF JURISDICTION
                          Crest Funding Partners LP                                     Delaware

                          Cripple Creek Venture Partner L.P. *                          Colorado

                          European GREIO/TINDC Real Estate Investments LLC              Delaware

                          First Floridian Auto and Home Insurance Company               Florida

                          First Trenton Indemnity Company                               New Jersey

                               Red Oak Insurance Company                                New Jersey

                          Midkiff Development Drilling Program, L.P. *                  Texas

                          Secure Affinity Agency, Inc.                                  Delaware

                          The Charter Oak Fire Insurance Company                        Connecticut

                          The Phoenix Insurance Company                                 Connecticut

                               Constitution State Service Company                       Montana

                               Constitution State Services LLC *                        Delaware

                               Phoenix UK Investments, LLC                              Connecticut

                               The Travelers Indemnity Company of America               Connecticut

                               The Travelers Indemnity Company of Connecticut           Connecticut

                                    WT Equipment Partners LP                            Delaware

                               The Travelers Indemnity Company of Illinois              Illinois

                          The Premier Insurance Company of Massachusetts                Massachusetts

                          The Travelers Home and Marine Insurance Company               Connecticut

                          The Travelers Indemnity Company of Missouri                   Missouri

                          The Travelers Lloyds Insurance Company                        Texas

                          The Travelers Marine Corporation                              California

                          TravCo Insurance Company                                      Connecticut

                          Travelers Bond Investments, Inc.                              Connecticut

                          Travelers Foreign Bond Partnership *                          Connecticut

                          Travelers General Agency of Hawaii, Inc.                      Hawaii

                                       (6)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                           PLACE OF JURISDICTION
                          Travelers Medical Management Services Inc.                    Delaware

                          Triple T Diamond Gateway LLC                                  Connecticut

                          WT Equipment Partners LP                                      Delaware

                     TPC Investments, Inc.                                              Connecticut

                     Travelers (Bermuda) Limited                                        Bermuda

                     Travelers Casualty and Surety Company                              Connecticut

                          2677 Main Street Associates LLC                               Delaware

                          AE Development Group, Inc.                                    Connecticut

                          Farmington Casualty Company                                   Connecticut

                               Travelers MGA, Inc.                                      Texas

                          Ponderosa Homes *                                             Connecticut

                          T-W Master LLC                                                Delaware

                               T-W Santa Clara LLC                                      Delaware

                          TCS European Investments, Inc.                                Connecticut

                          TCS International Investments, Ltd.                           Cayman Islands

                          Travelers Casualty & Surety Company of Canada                 Canada

                          Travelers Casualty and Surety Company of America              Connecticut

                          Travelers Casualty and Surety Company of Illinois             Illinois

                          Travelers Casualty Company of Connecticut                     Connecticut

                          Travelers Casualty UK Investments, LLC                        Connecticut

                          Travelers Commercial Insurance Company                        Connecticut

                          Travelers Excess and Surplus Lines Company                    Connecticut

                          Travelers Lloyds of Texas Insurance Company                   Texas

                          Travelers Tribeca Investments, Inc. *                         New York

                               Tribeca Investments, L.L.C. *                            Delaware

                          Triple T Brentwood, L.L.C.                                    Delaware

                     Travelers P&C Capital I                                            Delaware

                     Travelers P&C Capital II                                           Delaware

                                       (7)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                              PLACE OF JURISDICTION
                     Travelers P&C Capital III                                             Delaware

                     Tribeca Alternative Strategies, Inc.                                  Connecticut

      Primerica Client Services, Inc. (USA)                                                Delaware

      Primerica Convention Services, Inc.                                                  Georgia

      Primerica Finance Corporation                                                        Delaware

           PFS Distributors, Inc.                                                          Georgia

           PFS Investments Inc.                                                            Georgia

           PFS T.A., Inc.                                                                  Delaware

      Primerica Financial Services Home Mortgages, Inc.                                    Georgia

           Primerica Financial Services Home Mortgages Limited Partnership of Arizona      Delaware

           Primerica Financial Services Home Mortgages Limited Partnership of              North Carolina
           North Carolina

           Primerica Financial Services Home Mortgages Limited Partnership of Ohio         Ohio

      Primerica Financial Services, Inc.                                                   Nevada

           Primerica Financial Insurance Services of Texas, Inc.                           Texas

           Primerica Financial Services Agency of New York, Inc.                           New York

           Primerica Financial Services Insurance Marketing of Idaho, Inc.                 Idaho

           Primerica Financial Services Insurance Marketing of Maine, Inc.                 Maine

           Primerica Financial Services Insurance Marketing of Nevada, Inc.                Nevada

           Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.          Pennsylvania

           Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.    U.S. Virgin Islands

           Primerica Financial Services Insurance Marketing of Wyoming, Inc.               Wyoming

           Primerica Financial Services Insurance Marketing, Inc.                          Delaware

           Primerica Financial Services of Alabama, Inc.                                   Alabama

           Primerica Financial Services of Arizona, Inc.                                   Arizona

           Primerica Financial Services of Kentucky, Inc.                                  Kentucky

           Primerica Financial Services of New Mexico, Inc.                                New Mexico

                                       (8)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
          Primerica Insurance Agency of Massachusetts, Inc.                               Massachusetts

          Primerica Insurance Marketing Services of Puerto Rico, Inc.                     Puerto Rico

          Primerica Insurance Services of Louisiana, Inc.                                 Louisiana

     Primerica Services, Inc.                                                             Georgia

     SL&H Reinsurance, Ltd.                                                               Leeward Islands

          Southwest Service Agreements, Inc.                                              North Carolina

     Southwest Warranty Corporation                                                       Florida

CCC Fairways, Inc.                                                                        Delaware

Citigroup Capital I                                                                       Delaware

Citigroup Capital II                                                                      Delaware

Citigroup Capital III                                                                     Delaware

Citigroup Capital IV                                                                      Delaware

Citigroup Capital V                                                                       Delaware

Citigroup Capital VI                                                                      Delaware

Citigroup Capital VII                                                                     Delaware

Citigroup Holdings Company                                                                Delaware

     Citicorp                                                                             Delaware

          Citibank (Florida), National Association                                        USA

               Citibank Mortgage Corp.                                                    Florida

                    Citibank Commercial Properties, Inc.                                  Florida

                         Income Service Group, Inc.                                       Florida

                         Land Service Group, Inc.                                         Florida

                         RRR Property Management, Inc.                                    Florida

                         Thirteen Property Management, Inc.                               Florida

          Citibank (Nevada), National Association                                         U.S.A.

          Citibank (New York State)                                                       New York

                                      (9)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               Citicorp Development Center, Inc.                                          Delaware

               Diners Club International Ltd.                                             New York

               Student Loan Corporation, The                                              Delaware

          Citibank (South Dakota), N.A.                                                   U.S.A.

               CDC Holdings Inc.                                                          Delaware

                    Citicorp Diners Club Inc.                                             Delaware

               Citicorp Trust South Dakota                                                South Dakota

               CitiHousing, Inc.                                                          South Dakota

          Citibank Delaware                                                               Delaware

               Citibank Insurance Agency, Inc.                                            New York

               Citicorp Delaware Equity, Inc.                                             Delaware

                    Fairfax Holdings, Inc.                                                Delaware

               Citicorp Del-Lease, Inc.                                                   Delaware

                    Citicorp Aircraft Management, Inc.                                    Delaware

                    Citicorp Bankers Leasing Corporation                                  Delaware

                         Bankers Leasing Corporation                                      Massachusetts

                              BLC Corporation                                             Utha

                                   Citicorp Bankers Leasing Finance Corporation           Delaware

                              Commetro Leasing, Inc.                                      Delaware

                              Commonwealth Control, Inc.                                  Delaware

                              Commonwealth Plan, Inc., The                                Massachusetts

                              Commonwealth System, Inc., The                              Massachusetts

                              Financial Leasing Corporation                               Massachusetts

                              Pacific Plan, Inc., The                                     Massachusetts

                              Worcester Plan, Inc., The                                   Massachusetts

                         CBL Capital Corporation                                          Delaware

                                      (10)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citicorp Delaware Properties, Inc.                                    Delaware

                    Citicorp Nevada Credit, Inc.                                          Nevada

                    Citicorp Nevada Leasing, Inc.                                         California

                         G.W.L. Leasing Company, Incorporated                             California

                         GXW Corporation                                                  California

                    Palm Defeasance Company                                               Delaware

               Citicorp Insurance Agency, Inc.                                            Delaware

               Citicorp Insurance Agency, Inc.                                            Missouri

                    Citicorp Insurance Agency, Inc.                                       California

               Citicorp Life Insurance Company  *                                         Arizona

                    Citicorp Assurance Co.                                                Delaware

                    First Citicorp Life Insurance Company                                 New York

               Citicorp Railmark, Inc.                                                    Delaware

               Citicorp U.S. Holdings Netherlands, Inc.                                   Delaware

                    Citicorp Holdings Netherlands B.V.                                    Netherlands

          Citibank, N.A.                                                                  U.S.A.

               399 Venture Partners, Inc.                                                 Delaware

               Banco de Honduras S.A.                                                     Honduras

               Camwil Lease, Inc.                                                         Delaware

                    Citicorp Investor Lease, Inc.                                         Delaware

                    Citicorp Multilease (SEF), Inc.                                       Delaware

               Citi (Nominees) Limited                                                    Hong Kong

               Citi Center Building Corporation                                           Philippines

               Citi Tower Building Corporation                                            Philippines

               CitiAch, Inc.  *                                                           Delaware

               Citibank (Channel Islands) Limited                                         Channel Islands

                                      (11)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    CCIL (Nominees) Limited                                               Channel Islands

                    CCIL Pension Scheme Trustees Limited                                  Channel Islands

               Citibank (Zaire) S.A.R.L.                                                  Congo

               Citibank Consumers Nominee Pte. Ltd.                                       Singapore

               Citibank International                                                     USA

               Citibank-Maghreb                                                           Morocco

               Citibank Mortgage Reinsurance, Inc.                                        Vermont

               Citibank Chile Corredores de Seguros S.A.  *                               Chile

               Citibank Nominees (Ireland) Limited                                        Ireland

               Citibank Nominees Singapore Pte. Ltd.                                      Singapore

               Citibank Overseas Investment Corporation                                   USA

                    Asia Pacific Technology Services Pte. Limited                         Singapore

                    Banco Citibank S.A.                                                   Brazil

                         Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios      Brazil
                         S.A.

                         Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.     Brazil

                         Citibank Companhia Hipotecaria S.A.                              Brazil

                    Banco de Desarrollo Citicorp, S.A.                                    Dominican Republic

                         Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.       Dominican Republic

                    Berlin Real Estate B.V.                                               Netherlands

                    CCSCI, Inc.                                                           Puerto Rico

                    Centaur Investment Corporation                                        Delaware

                    Citi Chrematodotikes Misthosis S.A.                                   Greece

                    Citi Inversiones, S.A. de C.V.                                        El Salvador

                         Citi Valores de El Salvador S.A. de C.V.                         El Salvador

                    Citi Mutual Funds Management Company S.A.                             Greece

                    Citi-Info, S.A. de C.V.                                               Mexico

                                      (12)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citi-Inmobiliaria e Inversiones, S.A. de C.V.                         Honduras

                    Citibank (Poland) S.A.                                                Poland

                         Citibrokerage S.A.                                               Poland

                         Citileasing Sp. z o.o.                                           Poland

                    Citibank (Slovakia) a.s.                                              Slovakia

                    Citibank a.s.                                                         Czech Republic

                         Citicorp Securities (CR), s.r.o.                                 Czech Republic

                    Citibank Belgium S.A./N.V.                                            Belgium

                    Citibank Berhad                                                       Malaysia

                         Citicorp Nominee (Malaysia) Sendirian Berhad                     Malaysia

                              Citicorp Nominees (Asing) Sdn. Bhd.                         Malaysia

                              Citicorp Nominees (Tempatan) Sdn. Bhd.                      Malaysia

                    Citibank Canada                                                       Canada

                         1084851 Ontario Inc.                                             Canada

                         1169513 Ontario Inc.                                             Canada

                         2490827 Nova Scotia Limited                                      Canada

                         3121615 Canada Inc.                                              Canada

                              Palace Place Limited Partnership                            Canada

                         3278662 Canada Inc.                                              Canada

                         598299 Alberta Limited                                           Canada

                         Avenida Place Shopping Centre Ltd.                               Canada

                         Bershaw & Company                                                Canada

                         Chudleigh Funding Inc.                                           Canada

                         Citibank Canada Investment Funds Limited                         Canada

                         Citibank Nominees Ltd.                                           Canada

                         Citicorp Capital Investors Ltd.                                  Canada

                                      (13)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                         CitiFinancial Canada, Inc.                                       Canada

                    Citibank Capital Corporation                                          Cayman Is.

                    Citibank Colombia  *                                                  Colombia

                         Cititrust Colombia S.A. Sociedad Fiduciaria  *                   Colombia

                    Citibank-Colombia (Nassau) Limited                                    Bahamas

                         Leasing Citibank S.A. Compania de Financiamiento Comercial  *    Colombia

                    Citibank Espana S.A.                                                  Spain

                         Cantabra de Aviacion, Sociedad Limitada                          Spain

                         Citi Operaciones A.I.E.  *                                       Spain

                         Citi Recovery, A.I.E.  *                                         Spain

                         Citibank Broker Correduria de Seguros S.A.                       Spain

                         Citiconsulting A.I.E.  *                                         Spain

                         Citigestion, Sociedad Gestora de Instituciones de Inversion      Spain
                         Colectiva, S.A.

                         Citihouse, S.A.                                                  Spain

                         CITIPENSIONES, ENTIDAD GESTORA DE FONDOS DE PENSIONES, S.A.      Spain

                    Citibank Finance Limited                                              Singapore

                    Citibank Housing Finance Company Limited                              Pakistan

                    Citibank Investment and Securities Rt.                                Hungary

                    Citibank Investment Services Ireland Ltd.                             Ireland

                         Citi Institutional Liquidity Fund plc                            Ireland

                    Citibank Investment Services Limited                                  Hong Kong

                    Citibank Investments Limited                                          England

                         Channel Collections Limited                                      England

                         CIB Properties Limited                                           England

                         Citi Pensions & Trustees Limited                                 England

                         Citibank International plc                                       England

                                      (14)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Citi-Immobilier S.A.                                        France

                              Citibank, S.A.                                              France

                                   Citi Chanzy S.A.                                       France

                                   Citi Churchill S.A.                                    France

                              Leadair Assurances                                          France

                              Leadair Selection                                           France

                              Vidacos Nominees Limited                                    England

                         Citibank London Nominees Limited                                 England

                         Citibank Pensions Trustees Ireland Ltd.                          Ireland

                         Citicorp Capital Limited                                         England

                         Citicorp Trustee Company Limited                                 England

                              Norwich Property Trust Limited                              England

                         Citicorporate Limited                                            England

                         Citidealings Limited                                             England

                         CitiFriends Nominee Limited                                      England

                         CITILOANS PLC                                                    England

                         Citinet Limited                                                  England

                         Citivic Nominees Limited                                         England

                         CUIM NOMINEE LIMITED                                             England

                         N.C.B. Trust Limited                                             England

                         National City Nominees Limited                                   England

                         New York London Finance Co. Limited                              England

                         SNC CITI GESTION  *                                              France

                              SNC CITI MANAGEMENT  *                                      France

                    Citibank Malaysia (L) Limited                                         Malaysia

                    CITIBANK MERCADO DE CAPITALES, CITIMERCA C.A.                         Venezuela

                                      (15)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citibank Nigeria                                                      Nigeria

                    Citibank Romania S.A.                                                 Romania

                    Citibank Rt.                                                          Hungary

                         European Commercial Bank Ltd.  *                                 Hungary

                              EKB Kereskedelmi es Szolgaltato Kft.                        Hungary

                    Citibank Securities Investment Trust Company Limited                  Taiwan

                    Citibank Shipping Bank S.A.                                           Greece

                    Citibank T/O                                                          Russia

                    Citibank Tanzania Limited                                             Tanzania

                    Citibank Trustees (Ireland), Limited                                  Ireland

                    Citibank Uganda Limited                                               Uganda

                    CitiCapital Limited                                                   Thailand

                    Citicard S.A.                                                         Argentina

                    CITICO, SGPS, Lda.  *                                                 Portugal

                         Citibank Portugal, S.A.                                          Portugal

                    Citicorp (B) Sdn. Bhd.                                                Brunei

                    Citicorp Administradora de Inversiones S.A.                           Argentina

                    Citicorp Asesora de Seguros S.A.                                      Argentina

                    Citicorp Capital Asia (Taiwan) Ltd.                                   Taiwan

                    Citicorp Capital Asia Limited                                         Bahamas

                         Citicorp China Investment Management (BVI) Limited               British Virgin Is.

                         Citicorp China Investment Management Limited                     Hong Kong

                         CVC Asia Pacific Limited                                         Hong Kong

                    Citicorp Capital Markets Sociedad Anonima                             Argentina

                         Citicorp Valores S.A. Sociedad de Bolsa  *                       Argentina

                    Citicorp Capital Markets Uruguay S.A.                                 Uruguay

                                      (16)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citicorp Capital Philippines, Inc.  *                                 Philippines

                    Citicorp Capital Sdn. Bhd.                                            Malaysia

                    Citicorp Chile S.A.                                                   Chile

                         Citicorp Chile Administradora de Fondos de Inversion S.A.        Chile

                         Citicorp Chile Administradora de Fondos Mutuos S.A.              Chile

                         Citicorp Chile S.A. Corredores de Bolsa                          Chile

                         Citicorp Chile Servicios y Asesorias Limitada                    Chile

                         Empresa de Cobranzas y Verificaciones Afines S.A.                Chile

                         Finauto S.A.                                                     Chile

                         Inversiones y Financiamientos Comerciales S.A.                   Chile

                         Sociedad Comercial Citibank Leasing S.A.                         Chile

                    Citicorp Commercial Finance (H.K.) Ltd.                               Hong Kong

                    Citicorp Credit                                                       Guam

                    Citicorp Deutschland Aktiengesellschaft                               Germany

                         CCD Immobilien Beteiligungs GmbH                                 Germany

                         CCD Immobilien Beteiligungs GmbH & Co. Frankfurt Buero KG  *     Germany

                         CCD Immobilien Beteiligungs GmbH & Co. Frankfurt Hotel KG  *     Germany

                         Citibank Beteiligungen Aktiengesellschaft                        Germany

                              Citi Services GmbH                                          Germany

                              Citibank Aktiengesellschaft  *                              Germany

                              Citibank Privatkunden AG                                    Germany

                         Citicorp Card Operations GmbH                                    Germany

                         Citicorp Dienstleistungs GmbH                                    Germany

                         Citicorp Kartenservice GmbH                                      Germany

                         Citicorp Leasing (Deutschland) GmbH                              Germany

                              Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH      Germany
                              & Co. Finanzierungs-Management KG  *

                                      (17)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Achtzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.       Germany
                              Finanzierungs-Management KG  *

                              Beta Trans Leasing Verwaltungs GmbH                         Germany

                              Dreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.      Germany
                              Finanzierungs-Management KG  *

                              Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &    Germany
                              Co. Finanzierungs-Management KG  *

                              Dritte Beta Trans Leasing Verwaltungs GmbH & Co.            Germany
                              Finanzierungs-Management KG  *

                              Einunddreissigste Gamma Trans Leasing Verwaltungs GmbH &    Germany
                              Co. Finanzierungs-Management KG  *

                              Einundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &     Germany
                              Co. Finanzierungs-Management KG *

                              Fuenfte Beta Trans Leasing Verwaltungs GmbH & Co.           Germany
                              Finanzierungs-Management KG  *

                              Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &   Germany
                              Co. Finanzierungs-Management KG  *

                              Gamma Trans Leasing Verwaltungs GmbH                        Germany

                                   Dreizehnte Gamma Trans Leasing Verwaltungs GmbH & Co.  Germany
                                   Finanzierungs-Management KG

                                   Elfte Gamma Trans Leasing Verwaltungs GmbH & Co.       Germany
                                   Finanzierungs-Management KG

                                   Fuenfzehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Achte       Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Dritte      Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co.             Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Fuenfte     Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte      Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste     Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte      Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte      Germany
                                   Finanzierungs-Management KG

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Zweite      Germany
                                   Finanzierungs-Management KG

                                   Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.  Germany
                                   Finanzierungs-Management KG

                                   Siebzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.  Germany
                                   Finanzierungs-Management KG

                                   Vierzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.  Germany
                                   Finanzierungs-Management KG

                                   Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co.      Germany
                                   Finanzierungs-Management KG

                                      (18)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                                   Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co.    Germany
                                   Finanzierungs-Management KG

                              Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &    Germany
                              Co. Finanzierungs-Management KG  *

                              Neunzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.       Germany
                              Finanzierungs-Management KG  *

                              Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &   Germany
                              Co. Finanzierungs-Management KG  *

                              Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &  Germany
                              Co. Finanzierungs-Management KG  *

                              Vierte Beta Trans Leasing Verwaltungs GmbH & Co.            Germany
                              Finanzierungs-Management KG  *

                              Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &    Germany
                              Co. Finanzierungs-Management KG  *

                              Zwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.       Germany
                              Finanzierungs-Management KG  *

                              Zweite Beta Trans Leasing Verwaltungs GmbH & Co.            Germany
                              Finanzierungs-Management KG  *

                              Zweiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH &    Germany
                              Co. Finanzierungs-Management KG  *

                         Citicorp Operations Consulting GmbH                              Germany

                         Citifinanzberatung GmbH                                          Germany

                    Citicorp Diners Club Switzerland Ltd.                                 Switzerland

                    Citicorp European Service Center B.V.                                 Netherlands

                    Citicorp Finance (India) Limited                                      India

                         Citicorp Maruti Finance Ltd.                                     India

                    Citicorp Finance & Securities (Thailand) Ltd.                         Thailand

                    Citicorp Finance International Ltd.                                   Bermuda

                    Citicorp Finance Ireland Limited                                      Ireland

                         Citicorp (Dublin) Finance                                        Ireland

                    Citicorp Financial Services Corporation                               Puerto Rico

                    Citicorp Financial Services Limited                                   Hong Kong

                    Citicorp Finanziaria S.p.A.                                           Italy

                    Citicorp FSC I Ltd.                                                   Bermuda

                    Citicorp General Insurance Agency Corporation                         Taiwan

                    Citicorp Gulf Finance Ltd.                                            United Arab Emirates

                                      (19)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citicorp Insurance Agency Co., Ltd.                                   Taiwan

                    Citicorp International Limited                                        Hong Kong

                    Citicorp International Securities Finance Ltd                         England

                         Citicorp International Securities Ltd                            England

                    Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion        Argentina

                    Citicorp Investicni Spolecnost, a.s.                                  Czech Republic

                    Citicorp Investment Bank (Singapore) Limited                          Singapore

                    Citicorp Investment Services Limited                                  Hong Kong

                    Citicorp Leasing (Thailand) Limited                                   Thailand

                    Citicorp Leasing Argentina S.A.                                       Argentina

                    Citicorp Leasing International, Inc.                                  Delaware

                         Citicorp Card Services, Inc.                                     Delaware

                         Citicorp Credit, Inc.                                            Japan

                         Citilease Company Ltd.                                           Japan

                              Aarhus Aircraft Ltd.                                        Japan

                              Alpha Aircraft Ltd.                                         Japan

                              AMS Aircraft Ltd.                                           Japan

                              Andromeda Citiaircraft Ltd.                                 Japan

                              Arboga Aircraft Ltd.                                        Japan

                              Arizona Aircraft Ltd.                                       Japan

                              Arlanda Aircraft Ltd.                                       Japan

                              Ascot Aircraft Ltd.                                         Japan

                              Atlanta Aircraft Ltd.                                       Japan

                              BALTIC AIRCRAFT LTD.                                        Japan

                              Beta Aircraft Ltd.                                          Japan

                              Birmingham Aircraft Ltd.                                    Japan

                                      (20)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Bishop Aircraft Ltd.                                        Japan

                              Boston Aircraft Ltd.                                        Japan

                              Bristol Aircraft Ltd.                                       Japan

                              Bromma Aircraft Ltd.                                        Japan

                              Bunga Emas Ltd.                                             Japan

                              California Aircraft Ltd.                                    Japan

                              Cambridge Aircraft Ltd.                                     Japan

                              Castle Aircraft Ltd.                                        Japan

                              Charlie Aircraft Ltd.                                       Japan

                              Chicago Aircraft Ltd.                                       Japan

                              Colorado Aircraft Ltd.                                      Japan

                              Condor Aircraft Ltd.                                        Japan

                              Coventry Aircraft Ltd.                                      Japan

                              Crane Aircraft Ltd.                                         Japan

                              Crown Aircraft Ltd.                                         Japan

                              Crux Leasing Co. Ltd.                                       Japan

                              CSA ROBIN AIRCRAFT LTD.                                     Japan

                              CSA SWAN AIRCRAFT LTD.                                      Japan

                              Curie Aircraft Ltd.                                         Japan

                              Daini Citiaircraft Ltd.                                     Japan

                              Dallas Aircraft Ltd.                                        Japan

                              Delta Aircraft Ltd.                                         Japan

                              Denver Aircraft Ltd.                                        Japan

                              Detroit Aircraft Ltd.                                       Japan

                              Donau Aircraft Ltd.                                         Japan

                              Durham Aircraft Ltd.                                        Japan

                                      (21)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Eagle Aircraft Ltd.                                         Japan

                              Echo Aircraft Ltd.                                          Japan

                              Eiffel Aircraft Ltd.                                        Japan

                              Elbe Aircraft Ltd.                                          Japan

                              Elysee Aircraft Ltd.                                        Japan

                              EMS Aircraft Ltd.                                           Japan

                              ENNS Lease Co., Ltd.                                        Japan

                              Epsilon Aircraft Ltd.                                       Japan

                              Erie Aircraft Ltd.                                          Japan

                              Europe Aircraft Ltd.                                        Japan

                              Fairfield Aircraft Ltd.                                     Japan

                              Florida Aircraft Ltd.                                       Japan

                              Fornebu Aircraft Ltd.                                       Japan

                              Foxtrot Aircraft Ltd.                                       Japan

                              Gamma Aircraft Ltd.                                         Japan

                              Goteborg Aircraft Ltd.                                      Japan

                              Hague Aircraft Ltd.                                         Japan

                              Havel Aircraft Ltd.                                         Japan

                              Honolulu Aircraft Ltd.                                      Japan

                              Houston Aircraft Ltd.                                       Japan

                              Huron Aircraft Ltd.                                         Japan

                              Huskvarna Aircraft Ltd.                                     Japan

                              Illinois Aircraft Ltd.                                      Japan

                              Indiana Aircraft Ltd.                                       Japan

                              Isar Aircraft Ltd.                                          Japan

                              Ithaca Aircraft Ltd.                                        Japan

                                      (22)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Jota Aircraft Ltd.                                          Japan

                              Jupiter Aircraft Ltd.                                       Japan

                              King Aircraft Ltd.                                          Japan

                              Knight Aircraft Ltd.                                        Japan

                              LA Aircraft Ltd.                                            Japan

                              Lahn Aircraft Ltd.                                          Japan

                              Lambda Aircraft Ltd.                                        Japan

                              LEONE LEASE LTD.                                            Japan

                              Linden Citiaircraft Ltd.                                    Japan

                              Liverpool Aircraft Ltd.                                     Japan

                              Loire Aircraft Ltd.                                         Japan

                              London Aircraft Ltd.                                        Japan

                              Louvre Aircraft Ltd.                                        Japan

                              Madrid Aircraft Ltd.                                        Japan

                              Main Aircraft Ltd.                                          Japan

                              Manchester Aircraft Ltd.                                    Japan

                              Maple Aircraft Ltd.                                         Japan

                              Marseilles Aircraft Ltd.                                    Japan

                              Mette Aircraft Ltd.                                         Japan

                              Miami Aircraft Ltd.                                         Japan

                              Michigan Aircraft Ltd.                                      Japan

                              Milwaukee Aircraft Ltd.                                     Japan

                              Minnesota Aircraft Ltd.                                     Japan

                              Molen Aircraft Ltd.                                         Japan

                              Mosel Aircraft Ltd.                                         Japan

                              Nashville Aircraft Ltd.                                     Japan

                                      (23)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Neckar Aircraft Ltd.                                        Japan

                              NS Cititrain Ltd.                                           Japan

                              Oder Aircraft Ltd.                                          Japan

                              Ohio Aircraft Ltd.                                          Japan

                              Oregon Aircraft Ltd.                                        Japan

                              Ottawa Aircraft Ltd.                                        Japan

                              Oxford Aircraft Ltd.                                        Japan

                              Paris Aircraft Ltd.                                         Japan

                              Pegasus Leasing Co. Ltd.                                    Japan

                              Phoenix Aircraft Ltd.                                       Japan

                              Quebec Aircraft Ltd.                                        Japan

                              Queen Aircraft Ltd.                                         Japan

                              Rhein Aircraft Ltd.                                         Japan

                              Rotter Aircraft Ltd.                                        Japan

                              Saale Aircraft Ltd.                                         Japan

                              Sakura FA Citiaircraft Ltd.                                 Japan

                              Seagull Aircraft Ltd.                                       Japan

                              Seattle Aircraft Ltd.                                       Japan

                              Seine Aircraft Ltd.                                         Japan

                              Sigma Aircraft Ltd.                                         Japan

                              St. Louis Aircraft Ltd.                                     Japan

                              Stamford Aircraft Ltd.                                      Japan

                              Stockholm Aircraft Ltd.                                     Japan

                              Tachibana FA Citiaircraft Ltd.                              Japan

                              Tampa Aircraft Ltd.                                         Japan

                              Theta Aircraft Ltd.                                         Japan

                                      (24)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Tokyo FA Citiaircraft Ltd.                                  Japan

                              Toronto Aircraft Ltd.                                       Japan

                              Uppsala Aircraft Ltd.                                       Japan

                              Utrecht Aircraft Ltd.                                       Japan

                              Vancouver Aircraft Ltd.                                     Japan

                              VENUS AIRCRAFT LTD.                                         Japan

                              Versailles Aircraft Ltd.                                    Japan

                              Washington Aircraft Ltd.                                    Japan

                              Windsor Aircraft Ltd.                                       Japan

                              Zwolle Aircraft Ltd.                                        Japan

                    Citicorp Menkul Kiymetler Anonim Sirketi                              Turkey

                    Citicorp Merchant Bank Limited                                        Trinidad & Tobago

                         Citibank (Trinidad & Tobago) Limited                             Trinidad & Tobago

                    Citicorp Overseas Software Limited  *                                 India

                         Citicorp Brokerage (India) Limited                               India

                    Citicorp P.R. Mortgage, Inc.                                          Puerto Rico

                    Citicorp Pension Management Ltd.                                      Bahamas

                    CITICORP SECURITIES BOLIVIA S.A.                                      Bolivia

                    Citicorp Securities International (RP) Inc.                           Philippines

                         Citicorp Financial Services and Insurance Brokerage              Philippines
                         Philippines, Inc.

                         Veritas Holdings Limited                                         British Virgin Islands

                    Citicorp Services Limited                                             New Zealand

                         Advanced Futures Limited                                         New Zealand

                         Citibank Global Asset Management Limited                         New Zealand

                         Citibank Nominees (New Zealand) Limited                          New Zealand

                         Citicorp Capital Markets New Zealand Limited                     New Zealand

                                      (25)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                         Citicorp New Zealand Limited                                     New Zealand

                         Future Technology Limited                                        New Zealand

                         Optional Development Holdings Limited                            New Zealand

                         Seabird Limited                                                  New Zealand

                    Citicorp Servium S.A.                                                 Peru

                         Citicorp Peru S.A. Sociedad Agente de Bolsa  *                   Peru

                              Citicorp Peru Sociedad Titulizadora S.A.                    Peru

                         Citileasing S.A.  *                                              Peru

                    Citicorp Subsahara Investments, Inc.                                  Delaware

                    Citicorp Trade Services (Malaysia) Sendirian Berhad                   Malaysia

                    Citicorp Trustee (Singapore) Limited                                  Singapore

                    Citicorp Ventures Philippines, Inc.                                   Philippines

                    Citicredito S.A.                                                      Honduras

                    Citidatos S.A.                                                        Ecuador

                    Citifinance Limited                                                   Jamaica

                         Citimerchant Bank Limited                                        Jamaica

                    Citinversiones, S.A.                                                  Guatemala

                    Citinvest S.p.A.                                                      Italy

                    Citilease, S.A.                                                       Belgium

                    Citilease Finansal Kiralama Anonim Sirketi                            Turkey

                    CitiLeasing (Hungary) Ltd.                                            Hungary

                    Citileasing s.r.o.                                                    Czech Republic

                    Citinvest Casa de Bolsa Sociedad Anonima                              Paraguay

                    Citinvestment Chile Limited                                           Bahamas

                    Citiportfolio Limited                                                 Channel Islands

                    CitiProperties (BVI) Limited                                          British Virgin Is.

                                      (26)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                         CitiRealty (BVI) Limited                                         British Virgin Is.

                              CitiRealty (Hong Kong) Limited                              Hong Kong

                         CitiRealty China (BVI) Limited                                   Tortola, Britisn Virgn Is.

                         Garden Road (BVI) Limited                                        British Virgin Is.

                              CitiProperties (Hong Kong) Limited                          Hong Kong

                    CitiService S.p.A.                                                    Italy

                    Cititarjetas de Guatemala, S.A.                                       Guatemala

                    Cititrust (Bahamas) Limited                                           Bahamas

                         Albacore Investments, Ltd.                                       Bahamas

                         Antares Associates Limited                                       Bahamas

                         Astaire Associates Limited                                       Bahamas

                         Beaconsfield Holdings Limited                                    Bahamas

                         Cititrust Services Limited                                       Bahamas

                         Donat Investments S.A.                                           Bahamas

                         First National Nominees, Ltd.                                    Bahamas

                         Hitchcock Investments S.A.                                       Bahamas

                         Madeleine Investments S.A.                                       Bahamas

                         Providence Associates, Ltd.                                      Bahamas

                    Cititrust (Cayman) Limited                                            Cayman Is.

                         Brennan Limited                                                  Switzerland

                         Buchanan Limited                                                 Switzerland

                         Tyler Limited                                                    Switzerland

                    Cititrust (Jersey) Limited                                            Channel Islands

                         Secundus Nominees (Jersey) Limited                               Channel Islands

                         Tertius Nominees (Jersey) Limited                                Channel Islands

                    Cititrust (Kenya) Limited                                             Kenya

                                      (27)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Cititrust (Switzerland) Limited                                       Switzerland

                    Cititrust and Banking Corporation                                     Japan

                    Citivalores de Honduras, S.A.                                         Honduras

                    Citivalores, S.A.                                                     Guatemala

                    Citivalores, S.A.                                                     Panama

                    CJSC Citibank Kazakhstan                                              Kazakhstan

                    CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones     Ecuador
                    S.A.

                         Cititrading S.A. Casa de Valores                                 Ecuador

                         Inmociti S.A.                                                    Ecuador

                    Corporacion Citibank G.F.C. S.A.                                      Costa Rica

                         Asesores Corporativos de Costa Rica, S.A.                        Costa Rica

                         Citibank (Costa Rica) Sociedad Anonima                           Costa Rica

                         Citiseguros de Costa Rica, S.A.                                  Costa Rica

                         Cititarjetas, S.A.                                               Costa Rica

                         Citivalores Puesto de Bolsa, S.A.                                Costa Rica

                    Creinvest B.V.                                                        Netherlands

                    Decajo Finance ApS                                                    Denmark

                    Diners Club (Thailand) Limited, The                                   Thailand

                    Diners Club Argentina S.A.C. y de T.                                  Argentina

                         Diners Travel S.A.C. y de T.                                     Argentina

                         Servicios Comerciales S.A.C.I.M. y F.                            Argentina

                    Diners Club Benelux S.A., The                                         Belgium

                    Diners Club de Mexico S.A. de C.V.                                    Mexico

                    Diners Club Deutschland GmbH                                          Germany

                    Diners Club International (Hong Kong) Limited                         Hong Kong

                    Diners Club International (Taiwan) Limited                            Taiwan

                                      (28)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Diners Club of Greece, S.A.                                           Greece

                    Diners Club Uruguay S.A.                                              Uruguay

                    Fimen S.A.                                                            Belgium

                         Citicorp Insurance Services S.A./N.V.                            Belgium

                              Citibank Insurance Services S.A.                            Greece

                    FNC-Comercio e Participacoes Ltda.                                    Brazil

                         Chelsea-Empreendimentos e Participacoes Limitada                 Brazil

                         Citi CP Mercantil S.A.                                           Brazil

                         Citibank Leasing S.A.-Arrendamento Mercantil                     Brazil

                         Citicorp Corretora de Seguros S.A.                               Brazil

                         Mibrak S.A.                                                      Uruguay

                    FOFIP S.A.                                                            Uruguay

                    Foremost Investment Corporation                                       Delaware

                    FREPERP 1 LLC                                                         Delaware

                         FREPERP 2 LLC                                                    Delaware

                    Grupo Financiero Citibank, S.A. de C.V.                               Mexico

                         Arrendadora Citibank, S.A. de C.V., Organizacion Auxiliar del    Mexico
                         Credito, Grupo Financiero Citibank

                         Casa de Bolsa Citibank, S.A. de C.V., Grupo Financiero Citibank  Mexico

                         Citibank Mexico, S.A., Grupo Financiero Citibank                 Mexico

                              Desarrolladora Mexicana de Inmuebles, S.A. de C.V.          Mexico

                              Hacienda El Campanario, S.A. de C.V.                        Mexico

                              Imref S.A. de C.V.                                          Mexico

                              Inmobiliaria Confia, S.A. de C.V.                           Mexico

                              Trust Number F193-4                                         Mexico

                    Hanseatic Real Estate B.V.  *                                         Netherlands

                    Inarco International Bank N.V.                                        Aruba

                                      (29)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Interco (Intermediaciones Comerciales) S.A.                           Bolivia

                    International Finance Associates, B.V.                                Netherlands

                         Citicorp Investment Bank (The Netherlands) N.V.                  Netherlands

                         Citicorp Leasing Nederland, B.V.                                 Netherlands

                    Inversiones Citicorp (R.D.), S.A.                                     Dominican Republic

                    Inversiones y Adelantos, C.A.                                         Venezuela

                    JSCB Citibank (Ukraine)                                               Ukraine

                    Latin American Investment Bank Bahamas Limited                        Bahamas

                         Brazil Bond Trust                                                New York

                              Citibrazil Bond Fund-Fundo de Renda Fixa Capital            Brazil
                              Estrangeiro

                         Citibank Brazilian Annex VI Trust                                New York

                              Foreign Investment Fundo Renda Fixa Capital Estrangeiro     Brazil

                    Matrix Ltd.                                                           Bermuda

                    Menara Citi Holding Company Sdn. Bhd.                                 Malaysia

                    Nessus Investment Corporation                                         Delaware

                         Citibank Limited                                                 Australia

                              Outsourcing Investments Pty. Limited                        Australia

                              Citicorp Capital Markets Australia Limited                  Australia

                                   Citifutures Limited                                    Australia

                                   Citisecurities Limited                                 Australia

                              Citicorp Equity Capital Limited                             Australia

                              Citicorp Group Superannuation Limited                       Australia

                              Citicorp Investments Limited  *                             Australia

                              Citicorp Limited                                            Australia

                                   Citicorp General Insurance Limited                     Australia

                                   Citicorp Life Insurance Limited                        Australia

                                      (30)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                                   Margaret Street Nominees Pty. Limited                  Australia

                              Citicorp Nominees Pty. Limited                              Australia

                              Citicorp Regional Service Centre Pty. Ltd.                  Australia

                              Phinda Pty. Limited                                         Australia

                              Remittance Collection Services Limited                      Australia

                              Tarwood Pty. Limited                                        Australia

                         Diners Club Pty. Ltd.  *                                         Australia

                    Nostro Investment Corporation                                         Delaware

                    P.T. Citicorp Finance Indonesia                                       Indonesia

                    P.T. Citicorp Securities Indonesia                                    Indonesia

                    Pavec Developments Limited                                            Ireland

                    Premium Finance No. 3 C.V.                                            Netherlands

                    Provencred 1                                                          Cayman Islands

                         Provencred 2                                                     Cayman Islands

                         Silefed S.R.L.                                                   Argentina

                    Repfin Ltda.                                                          Colombia

                         Citivalores S.A. Comisionista de Bolsa  *                        Colombia

                         Compania Exportadora Cityexport S.A.  *                          Colombia

                    Salomon Smith Barney Securities (Taiwan) Limited                      Taiwan

                    Scottish Provident (Irish Holdings) Limited                           Ireland

                    Tarjetas de Chile S.A.                                                Chile

                    Universal Holdcorp, Inc.                                              Delaware

                    Vialattea LLC                                                         Delaware

                         Buconero LLC                                                     Delaware

                    Yonder Investment Corporation                                         Delaware

               Citibank Premium Finance No. 1, Ltd.                                       Channel Islands

                                      (31)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               Citibank Premium Finance No. 2, Ltd.                                       Channel Islands

               Citibank Strategic Technology Inc.                                         Delaware

               Citibank Zambia Limited                                                    Zambia

                    Citibureau Zambia Limited                                             Zambia

               CitiCal, Inc.                                                              California

                    One Sansome Street Associates                                         California

                    Sansome Land Associates                                               California

               Citicorp Capital Investors, Limited                                        Delaware

                    Citicorp Mezzanine Partners III, L.P.                                 Delaware

                    CVC Capital Funding, Inc.                                             Delaware

                         CVC Capital Funding, LLC                                         Delaware

                    World Subordinated Debt Partners, L.P.                                Delaware

               Citicorp Electronic Commerce, Inc.                                         New York

               Citicorp Finance Puerto Rico, Inc.                                         Puerto Rico

               Citicorp Financial Guaranty Holdings, Inc.                                 Delaware

               Citicorp Insurance Services, Inc.                                          Delaware

               Citicorp Interim Services, Inc.                                            Delaware

                    ADV Eleven, Inc.                                                      Delaware

                    AZ Notes Corp.                                                        Arizona

                    Monaco Art Corp.                                                      New York

                    MBBT Corp.                                                            Florida

                    Mr Ables Inc.                                                         New York

               Citicorp Investment Services                                               Delaware

               Citicorp Leasing, Inc.                                                     Delaware

                    ADV Three, Inc.                                                       Delaware

                    CM FSC II Limited                                                     Bermuda

                                      (32)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    CM FSC III Limited                                                    Bermuda

                    CM FSC IV, Ltd.                                                       Bermuda

                    CPI Leasing Corp.                                                     Connecticut

               Citicorp Mortgage, Inc.                                                    Delaware

                    Citicorp Credit Services, Inc. (Maryland)                             Delaware

                    Citicorp Mortgage Securities, Inc.                                    Delaware

                    EKS Corp.                                                             Delaware

                    Source One Mortgage Corporation                                       Delaware

                         Central Pacific Mortgage Company                                 California

                         CMC Insurance Agency, Inc.                                       Michigan

                         SOMSC Services, Inc.                                             Michigan

               Citicorp Payment Services, Inc.                                            Delaware

               Citicorp Real Estate, Inc.                                                 Delaware

               Citicorp Trust, N.A. (Florida)                                             USA

               Citicorp Trust, National Association                                       USA

               Citicorp USA, Inc.                                                         Delaware

               Citicorp Venture Capital Ltd.                                              New York

                    Haydon Corporation                                                    New Jersey

                    International Media Group                                             California

               Citiflight, Inc.                                                           Delaware

               CitiMae, Inc.                                                              Delaware

               Citipartners Services Group A.I.E.  *                                      Spain

               Groupement d'Interet Economique "Paris Citicorp Center"  *                 France

               International Equity Investments, Inc.                                     Delaware

                    Corporacion Inversora de Capitales S.R.L.                             Argentina

                         Celulosa Argentina S.A.                                          Argentina

                                      (33)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                              Cartulinas Argentinas S.A.                                  Argentina

                              Tissucel S.A.                                               Argentina

                         Usina Bernal S.A.                                                Argentina

                         525 Participacoes S.A.                                           Brazil

                    Sweet River Fund                                                      Cayman Is.

                         Belapart S.A.                                                    Brazil

                              Opportunity Prime Fundo Mutuo de Investimento em            Brazil
                              Acoes-Carteira Livre  *

                                   Eletron S.A.                                           Brazil

                         Valetron S.A..                                                   Brazil

               Matin Realty, Inc.                                                         New York

               Perennially Green, Inc.                                                    New York

               R de VR Investments (Pty) Ltd.                                             South Africa

               Universal Card Services Corp.                                              Delaware

                    Universal Bancorp Services, Inc.                                      Delaware

                    Universal Bank, N.A.                                                  Delaware

          Citicorp Banking Corporation                                                    Delaware

               Citi Islamic Investment Bank                                               Bahrain

               Citi Islamic Portfolios S.A.                                               Luxembourg

               Citiacciones Flexible, S.A. de C.V., Sociedad de Inversion Comun  *        Mexico

               Citiacciones Patrimonial, S.A. de C.V., Sociedad de Inversion Comun  *     Mexico

               Citibank (Luxembourg) S.A.                                                 Luxembourg

               Citibank (Switzerland)                                                     Switzerland

               Citibank, Federal Savings Bank                                             USA

                    Citibank Insurance Agency, Inc.                                       Illinois

                    Citibank Mortgage Services, Inc.                                      Florida

                    Citibank Service Corporation                                          California

                                      (34)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citicorp Financial Services Corporation (D.C.)                        District of Columbia

                    Citicorp Insurance Agency, Inc.                                       District of Columbia

                    First Savings Corporation                                             Illinois

                    Holiday Harbor Management Corporation                                 Florida

                    West Suburban Investments, Inc.                                       Illinois

                         First Paddle Creek, Inc.                                         Florida

                         West Florida Investments, Inc.                                   Florida

                         West Suburban Investments, Inc. of California                    California

                         West Suburban Investments, Inc. of Colorado                      Colorado

               Citicorp (Jersey) Limited                                                  Channel Islands

               Citicorp Administradora de Inversiones S.A.                                Uruguay

               Citicorp Capital Investors Europe Limited                                  Delaware

               Citicorp Community Development, Inc.                                       New York

                    Mission Park Corporation                                              Massachusetts

               Citicorp Data Systems Incorporated                                         Delaware

               Citicorp Delaware Services, Inc.                                           Delaware

               Citicorp Funding, Inc.                                                     Delaware

               Citicorp Global Holdings, Inc.                                             Delaware

               Citicorp Global Technology, Inc.                                           Delaware

               Citicorp Information Technology, Inc.                                      Delaware

               Citicorp Insurance USA, Inc.                                               Vermont

               Citicorp International Finance Corporation                                 Delaware

                    Brazil Holdings Inc. Limited                                          Bahamas

                    CHL Comercio e Participacoes Ltda.                                    Brazil

                    Citicorp Mercantil-Participacoes e Investimentos S.A.                 Brazil

               Citicorp International Insurance Company, Ltd.                             Bermuda

                                      (35)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               Citicorp International Technology, Inc.                                    Delaware

               Citicorp International Trading Company, Inc.                               Delaware

                    Advanx S.A.                                                           Uruguay

                    Citicom de Mexico, S.A. de C.V.                                       Mexico

                    Citicorp International Trade Indemnity, Inc.                          New Jersey

                         Citicorp Marine Management, Inc.                                 New Jersey

                    Citicorp International Trading Company (Bahamas) Ltd.                 Bahamas

                    Citicorp International Trading Company Argentina S.A.                 Argentina

                    Citicorp Trading S.A.                                                 Brazil

                    Comercializadora Citicorp, S.A.                                       Dominican Republic

                    Esmeril Trading Lda                                                   Portugal

                         Marchante Trading Lda                                            Portugal

                         Richemont Servicos Lda                                           Portugal

                         Trevano Servicos e Gestao Lda                                    Portugal

                         Turbante Comercio Internacional Lda                              Portugal

                         Vilacete Investimentos e Gestao Lda                              Portugal

               Citicorp Investment Management (Luxembourg) S.A.                           Luxembourg

               Citicorp Investment Partners, Inc.                                         Delaware

               Citicorp Securities Asia Pacific Limited                                   Hong Kong

                    Citibank Global Asset Management (Asia) Limited                       Hong Kong

                    Citicorp Securities Investment Consulting Inc.                        Taiwan

               Citicorp Strategic Technology Corporation                                  Delaware

                    Trade Credit Management Company Limited                               England

               Citicorp Trust Company (Maryland)                                          Maryland

               Citicorp Washington, Inc.                                                  District of Columbia

               Citicurrencies S.A.                                                        Luxembourg

                                      (36)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               CitiDel, Inc.                                                              Delaware

               CitiEmpresa, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda  Mexico
               para Personas Morales

               CitiFinancial Credit Company                                               Delaware

                    American Health and Life Insurance Company                            Texas

                    Brookstone Insurance Company                                          Vermont

                    CC Credit Card Corporation                                            Delaware

                    CC Finance System Incorporated                                        Delaware

                    Chesapeake Appraisal and Settlement Services Inc.                     Maryland

                         Chesapeake Appraisal and Settlement Services Agency of Ohio Inc. Ohio

                         Chesapeake West Escrow Services Inc.                             California

                    Citibank USA                                                          Delaware

                    CitiFinancial Alabama, Inc.                                           Alabama

                    CitiFinancial Company                                                 Delaware

                    CitiFinancial Consumer Services, Inc.                                 Delaware

                    CitiFinancial Corporation (CO)                                        Colorado

                    CitiFinancial Management Corporation                                  Maryland

                    CitiFinancial Mortgage Company                                        Delaware

                         CitiFinancial Mortgage Securities Inc.                           Delaware

                    CitiFinancial of Virginia, Inc.                                       Virginia

                    CitiFinancial Services, Inc. (CA)                                     California

                    CitiFinancial Services, Inc. (DE)                                     Delaware

                    CitiFinancial Services, Inc. (GA)                                     Georgia

                    CitiFinancial Services, Inc. (MA)                                     Massachusetts

                    CitiFinancial Services, Inc. (MN)                                     Minnesota

                    CitiFinancial Services, Inc. (MO)                                     Missouri

                    CitiFinancial Services, Inc. (OH)                                     Ohio

                                      (37)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    CitiFinancial Services, Inc. (UT)                                     Utah

                    CitiFinancial Services, Inc. (VA)                                     Virginia

                    CitiFinancial, Inc. (HI)                                              Hawaii

                    CitiFinancial, Inc. (IA)                                              Iowa

                         CitiFinancial Corporation (DE)                                   Delaware

                         CitiFinancial of Mississippi, Inc.                               Delaware

                    CitiFinancial, Inc. (KY)                                              Kentucky

                         CitiFinancial Services, Inc. (KY)                                Kentucky

                    CitiFinancial, Inc. (MD)                                              Maryland

                         CitiFinancial Services, Inc. (OK)                                Oklahoma

                    CitiFinancial, Inc. (NY)                                              New York

                    CitiFinancial, Inc. (OH)                                              Ohio

                    CitiFinancial, Inc. (SC)                                              South Carolina

                    CitiFinancial, Inc. (TN)                                              Tennessee

                    CitiFinancial, Inc. (WV)                                              West Virginia

                    CitiFinancial, Inc. NC                                                North Carolina

                    Commercial Credit Insurance Services, Inc.                            Maryland

                         Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.    Mississippi

                         Commercial Credit Insurance Agency of Alabama, Inc.              Alabama

                         Commercial Credit Insurance Agency of Hawaii, Inc.               Hawaii

                         Commercial Credit Insurance Agency of Kentucky, Inc.             Kentucky

                         Commercial Credit Insurance Agency of Massachusetts, Inc.        Massachusetts

                         Commercial Credit Insurance Agency of Nevada, Inc.               Nevada

                         Commercial Credit Insurance Agency of New Mexico, Inc.           New Mexico

                         Commercial Credit Insurance Agency of Ohio, Inc.                 Ohio

                    Commercial Credit International, Inc.                                 Delaware

                                      (38)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                         Commercial Credit International Banking Corporation              Oregon

                    Park Tower Holdings, Inc.                                             Delaware

                         CC Retail Services, Inc.                                         Delaware

                         Travelers Home Mortgage Services of Alabama, Inc.                Delaware

                    Resource Deployment, Inc.                                             Texas

                    Travelers Bank & Trust, fsb                                           Delaware

                    Travelers Home Equity, Inc.                                           North Carolina

                         CC Consumer Services of Alabama, Inc.                            Alabama

                         CC Home Lenders Financial, Inc.                                  Georgia

                         CC Home Lenders, Inc.                                            Ohio

                         CitiFinancial of West Virginia, Inc.                             West Virginia

                         CitiFinancial Services, Inc. (PA)                                Pennsylvania

                         CitiFinancial, Inc. (TX)                                         Texas

                         Travelers Home Mortgage Services, Inc.                           North Carolina

                    Travelers Home Mortgage Services of Pennsylvania, Inc.                Pennsylvania

                    Triton Insurance Company                                              Missouri

                    World Service Life Insurance Company                                  Colorado

               Citilandmark S.A.                                                          Luxembourg

               Citilife S.A./N.V.                                                         Belgium

                    Citifund Balance                                                      Greece

               Citimarkets S.A.                                                           Luxembourg

               CitiMortgages, Inc.                                                        Delaware

               Citinvest S.A.                                                             Luxembourg

               Citiplazo, S.A. de C.V., Sociedad de Inversion en Instrumentos             Mexico
               de Deuda *

               Citiportfolios S.A.                                                        Luxembourg

               Citirenta, S.A. de C.V., Sociedad de Inversion en Instrumentos de          Mexico
               Deuda

                                      (39)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               Citishare Corporation                                                      Delaware

               Cititrust S.p.A.-Istituto Fiduciario                                       Italy

               Court Square Capital Limited                                               Delaware

               CrossMar, Inc.                                                             Delaware

               Housing Securities, Inc.                                                   Delaware

               Inversiones Citiminera S.A.                                                Chile

               Mortgage Capital Funding Inc.                                              Delaware

               Plantbrass Limited                                                         England

               Universal Financial Corp.                                                  Utah

          Citicorp Capital I                                                              Delaware

          Citicorp Capital II                                                             Delaware

          Citicorp Capital III                                                            Delaware

          Citicorp Credit Services, Inc.                                                  Delaware

          Citicorp National Services, Inc.                                                Delaware

          Citicorp North America, Inc.                                                    Delaware

               ADV One, Inc.                                                              Delaware

               Asset D Vehicle, Inc.                                                      Delaware

               Citicorp Churchill Lease, Inc.                                             Delaware

               Citicorp Epic Finance, Inc.                                                Delaware

               Citicorp FSC II Ltd.                                                       Bermuda

               Citicorp Global Lease, Inc.                                                Delaware

               Citicorp MT Aquarius Ship, Inc.                                            Delaware

               Citicorp MT Aries Ship, Inc.                                               Delaware

               Citicorp Sierra Lease, Inc.                                                Delaware

               Citicorp Translease, Inc.                                                  Delaware

                    CGI Capital, Inc.                                                     Delaware

                                      (40)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    Citicorp Leasing (Alyeska), Inc.                                      Delaware

                    Citicorp Lescaman, Inc.                                               New York

                    Citicorp Petrolease, Inc.                                             Delaware

                    Citicorp Tulip Lease, Inc.                                            Delaware

                         CM Leasing Member 1995 Trust-A2                                  Delaware

                    Citimarlease (Burmah I), Inc.                                         Delaware

                         Citimarlease (Burmah I), Inc. UTA (9/28/72)  *                   Delaware

                    Citimarlease (Burmah Liquegas), Inc.                                  Delaware

                         Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)  *            Delaware

                    Citimarlease (Burmah LNG Carrier), Inc.                               Delaware

                         Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)  *         Delaware

                    Citimarlease (Fulton), Inc.                                           Delaware

                    Citimarlease (Whitney), Inc.                                          Delaware

               CM Leasing Member 1995 Trust-A1                                            Delaware

                    CM North America Holding Company  *                                   Canada

                         CM Leasing Company  *                                            Canada

                    CM Tulip Holding Company  *                                           Canada

               ESSL 1, Inc.                                                               Delaware

               ESSL 2, Inc.                                                               Delaware

               FCL Ship One, Inc.                                                         Delaware

               FCL Ship Three, Inc.                                                       Delaware

               FCL Ship Two, Inc.                                                         Delaware

               POP Trophy I Inc.                                                          New York

               POP Trophy Inc.                                                            New York

               S.P.L., Inc.                                                               Delaware

               Science Defeasance Corp.                                                   Delaware

                                      (41)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               SOMANAD 1 LLC                                                              Delaware

                    SOMANAD 2 LLC                                                         Delaware

          Citicorp Retail Services, Inc.                                                  Delaware

          Citicorp Services Inc.                                                          New York

Citigroup Investments Inc.                                                                Delaware

Greenwich Street Capital Partners, Inc.                                                   Delaware

MRC Holdings, Inc.                                                                        Delaware

Citigroup Management Corp.                                                                Delaware

Salomon Smith Barney Holdings Inc.                                                        New York

     1345 Media Corp.                                                                     Delaware

     Corporate Realty Advisors, Inc.                                                      Delaware

     Genesis Crude Oil, L.P.  *                                                           Delaware

          Genesis Pipeline TX, L.P.  *                                                    Texas

          Genesis Pipeline USA, L.P.  *                                                   Texas

     Genesis Energy, L.L.C.                                                               Delaware

          Genesis Energy, L.P.                                                            Delaware

     IPO Holdings Inc.                                                                    Delaware

     MLA 50 Corporation                                                                   Delaware

     Nextco Inc.                                                                          Delaware

     Phibro Energy Production, Inc.                                                       Delaware

          Anglo-Suisse (U.S.S.R.) L.P.  *                                                 Delaware

          Phibro Energy Production G.P. Inc                                               Delaware

     Phibro Inc.                                                                          Delaware

          MC2 Technologies, Inc.                                                          Delaware

          Phibro Commodities                                                              England

          Phibro Energy Clearing, Inc.                                                    Delaware

                                      (42)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
          Phibro GmbH                                                                     Switzerland

               Phibro (Asia) Pte Ltd                                                      Singapore

               Scanports Limited                                                          England

               Turavent Oil AG                                                            Switzerland

          Phibro Holdings Limited                                                         England

               Phibro Futures and Metals Limited                                          England

          Scanports Shipping, Inc.                                                        Delaware

     Phibro Power LLC                                                                     Delaware

     Phibro Resources Corp.                                                               Delaware

     R-H Capital, Inc.                                                                    Delaware

          R-H/Travelers, L.P.  *                                                          Delaware

               R-H Capital Partners, L.P.                                                 Delaware

     Salomon Brothers Holding Company Inc.                                                Delaware

          Citicorp Securities Services, Inc.                                              Delaware

          Grove Street Film Corp                                                          Delaware

          Huwest Company Inc                                                              Delaware

          Loan Participation Holding Corporation                                          Delaware

               Home Mortgage Access Corporation                                           District of Columbia

                    Home MAC Government Financial Corporation                             District of Columbia

                    Home MAC Government Financial Corporation West                        District of Columbia

                    Home MAC Mortgage Securities Corporation                              District of Columbia

          LT Investment I, LLC                                                            New York

          LT Investment II, LLC                                                           New York

          PB-SB Investments, Inc                                                          Delaware

               PB-SB 1983 I                                                               New York

               PB-SB 1983 III                                                             New York

                                      (43)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
          PB-SB Ventures, Inc                                                             Delaware

               PB-SB 1985 VII                                                             New York

               PB-SB 1988 III                                                             New York

               PB-SB 1988 VIII                                                            New York

          PT Salomon Smith Barney Nusa Securities                                         Indonesia

          Salomon (International) Finance AG                                              Switzerland

               Salomon Brothers Asia Limited                                              Hong Kong

               Salomon Brothers Holdings GmbH *                                           Switzerland

                    Salomon Contractuals Limited                                          Cayman Is.

                    Salomon International Financial Products LLC                          Delaware

               Salomon Brothers Overseas Inc                                              Cayman Is.

               Salomon Smith Barney Hong Kong Holdings Limited  *                         Hong Kong

                    Salomon Brothers Asset Management Asia Pacific Limited                Hong Kong

                    Salomon Smith Barney Hong Kong Futures, Limited                       Hong Kong

                         Salomon Smith Barney Hong Kong Nominee Limited  *                Hong Kong

                    Salomon Smith Barney Hong Kong Limited                                Hong Kong

               Salomon-Shanghai Industrial Greater China Fund  *                          Cayman Islands

          Salomon Analytics Inc                                                           Delaware

          Salomon Brothers Asia Capital Corp                                              Ireland

               Darkland International Limited                                             Ireland

               Ilshin No. 4 Venture Investment Partnership                                Korea

               Solom International Limited                                                Ireland

          Salomon Brothers Asset Management (Ireland) Ltd                                 Ireland

          Salomon Brothers Asset Management Inc                                           Delaware

               SBAM G.P. Inc.                                                             Delaware

               Salomon Brothers Asset Management Japan Ltd                                Japan

                                      (44)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               SSB Citi Asset Management Co., Ltd.  *                                     Japan

          Salomon Brothers Capital Structure Arbitrage Fund I, L.P.  *                    New York

          Salomon Brothers Finance AG                                                     Switzerland

          Salomon Brothers Housing Investment Inc                                         Delaware

          Salomon Brothers International Operations (Japan) Inc                           Delaware

          Salomon Brothers International Operations (Jersey) Limited                      Channel Islands

          Salomon Brothers International Operations (Overseas) Limited                    Channel Islands

          Salomon Brothers International Operations Inc                                   Delaware

          Salomon Brothers Mortgage Securities II, Inc                                    Delaware

          Salomon Brothers Mortgage Securities III, Inc                                   Delaware

          Salomon Brothers Mortgage Securities VI, Inc                                    Delaware

          Salomon Brothers Mortgage Securities VII, Inc                                   Delaware

          Salomon Brothers Pacific Holding Company Inc                                    Delaware

          Salomon Brothers Properties Inc                                                 Delaware

               Salomon Brothers Investments Inc                                           Delaware

          Salomon Brothers Real Estate Development Corp                                   Delaware

               Crow Wood Terrace Associates                                               Georgia

          Salomon Brothers Realty Corp                                                    New York

               Liquidation Properties Holding Company Inc.                                New York

                    Liquidation Properties Inc.                                           New York

               MacA Inn LLC                                                               Delaware

          Salomon Brothers Russia Holding Company Inc                                     Delaware

               ZAO Salomon Brothers                                                       Russia

          Salomon Brothers Services Inc                                                   Delaware

          Salomon Brothers Taiwan Limited                                                 Taiwan

          Salomon Brothers Tosca Inc                                                      Delaware

                                      (45)

1    2    3    4    5    6    7    8    9   10   11   12   13

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
          Salomon Capital Access for Savings Institutions, Inc.                           Delaware

               Salomon Capital Access Corporation                                         District of Columbia

          Salomon Forex Inc                                                               Delaware

               Salomon Brothers Finance Corporation                                       Delaware

          Salomon International LLC                                                       Delaware

               Salomon Brothers Europe Limited  *                                         England

                    Ion Trading Systems Limited                                           England

                    Salomon Brothers Eastern Europe Limited                               England

                    Salomon Brothers International Limited  *                             England

                    Salomon Brothers Nominees Limited                                     England

                    Salomon Brothers UK Equity Limited                                    England

                    Salomon Brothers UK Limited  *                                        England

                    Wavendown Limited                                                     England

               SSB Citi Asset Management Limited                                          England

          Salomon Northpoint Corp                                                         Delaware

          Salomon Plaza Holdings Inc                                                      Delaware

               Plaza Holdings Inc.                                                        Delaware

                    Salomon Brothers Finance Corporation and Co beschranthaftende KG  *   Germany

                         Salomon Brothers AG                                              Germany

                         Salomon Brothers Kapitalanlage-Gesellschaft mbH                  Germany

          Salomon Reinvestment Company, Inc                                               Delaware

          Salomon Smith Barney (Malaysia) Sdn Bhd                                         Malaysia

          Salomon Smith Barney Asia Pacific Limited                                       Delaware

          Salomon Smith Barney Australia Pty Ltd                                          Australia

               Salomon Smith Barney Australia Broker Holdings Pty Limited                 Australia

                    Salomon Smith Barney Australia Securities Pty Limited                 Australia

                                      (46)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                         Bowyang Nominees Pty Limited                                     Australia

                         Calex Nominees Pty Limited                                       Australia

                         Dervat Nominees Pty Limited                                      Australia

                         Feta Nominees Pty Limited                                        Australia

                         Gymkhana Nominees Pty Limited                                    Australia

                         Salomon Smith Barney New Zealand Limited                         New Zealand

                              Palliser Nominees Limited                                   New Zealand

               Salomon Smith Barney Australia Capital Markets Pty Limited                 Australia

               Salomon Smith Barney Australia Corporate Finance Pty Limited               Australia

               Salomon Smith Barney Australia Nominees No. 2 Pty Limited                  Australia

               Salomon Smith Barney Australia Nominees Pty Limited                        Australia

               Salomon Smith Barney Australia Superannuation Fund Pty Limited             Australia

          Salomon Smith Barney Canada Holding Company   *                                 Canada

               Salomon Smith Barney Canada Inc.                                           Canada

          Salomon Smith Barney China Limited                                              Hong Kong

          Salomon Smith Barney Inc.                                                       New York

               Salomon Smith Barney KEB Securities Co., Ltd.                              South Korea

               Salomon Smith Barney/Travelers REF GP, LLC                                 Delaware

                    Salomon Smith Barney/Travelers Real Estate Fund, L.P.                 Delaware

               SBHU Life Agency, Inc.                                                     Delaware

                    Robinson-Humphrey Insurance Services Inc.                             Georgia

                         Robinson-Humphrey Insurance Services of Alabama, Inc.            Alabama

                    Salomon Smith Barney Life Agency Inc.                                 New York

                    SBHU Life Agency of Arizona, Inc.                                     Arizona

                    SBHU Life Agency of Indiana, Inc.                                     Indiana

                    SBHU Life Agency of Ohio, Inc.                                        Ohio

                                      (47)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
                    SBHU Life Agency of Oklahoma, Inc.                                    Oklahoma

                    SBHU Life Agency of Texas, Inc.                                       Texas

                    SBHU Life Agency of Utah, Inc.                                        Utah

                    SBHU Life Insurance Agency of Massachusetts, Inc.                     Massachusetts

                    SBS Insurance Agency of Hawaii, Inc.                                  Hawaii

                    SBS Insurance Agency of Idaho, Inc.                                   Idaho

                    SBS Insurance Agency of Maine, Inc.                                   Maine

                    SBS Insurance Agency of Montana, Inc.                                 Montana

                    SBS Insurance Agency of Nevada, Inc.                                  Nevada

                    SBS Insurance Agency of Ohio, Inc.                                    Ohio

                    SBS Insurance Agency of South Dakota, Inc.                            South Dakoba

                    SBS Insurance Agency of Wyoming, Inc.                                 Wyoming

                    SBS Insurance Brokerage Agency of Arkansas, Inc.                      Arkansas

                    SBS Insurance Brokers of Kentucky, Inc.                               Kentucky

                    SBS Insurance Brokers of New Hampshire, Inc.                          New Hampshire

                    SBS Insurance Brokers of North Dakota, Inc.                           North Dakota

                    SBS Life Insurance Agency of Puerto Rico, Inc.                        Puerto Rico

                    SLB Insurance Agency of Maryland, Inc.                                Maryland

               Smith Barney International Incorporated                                    Oregon

                    Smith Barney Pacific Holdings, Inc.                                   British Virgin Islands

               Smith Barney Puerto Rico Inc.                                              Puerto Rico

               The Robinson-Humphrey Company, LLC                                         Delaware

               Patrimonia Foreign Fund 1 Funda de Renta Fixa Capital Estrangeiro          Brazil

          Salomon Smith Barney S.A.  *                                                    France

          Salomon Smith Barney Singapore Holdings Pte. Ltd.                               Singapore

                                      (48)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
               Salomon Smith Barney Singapore Futures Pte. Ltd.                           Singapore

               Salomon Smith Barney Singapore Pte. Ltd.                                   Singapore

          Salomon Swapco Inc                                                              Delaware

          SB Funding Corp.                                                                Delaware

          SB Management Services Inc                                                      Delaware

          SB Motel Corp.                                                                  Delaware

               SB Motel Mortgage Corp                                                     Delaware

          Seven World Holdings LLC                                                        Delaware

               Mosenergia Holdings Limited                                                Cyprus

                    LLC Beloye Ozero  *                                                   Russia

                    LLC Mudraya Sova  *                                                   Russia

          Seven World Technologies, Inc                                                   Delaware

          SSB Irish Investor LLC                                                          Delaware

          SSB Vehicle Securities Inc.                                                     Delaware

          Structured Products Corp                                                        Delaware

          TCEP Participation Corp.                                                        New York

          TCP Corp.                                                                       Delaware

     Salomon Brothers Services GmbH                                                       Germany

     SB Cayman Holdings I Inc.                                                            Delaware

          Smith Barney Private Trust Company (Cayman) Limited  *                          Cayman Is.

               Greenwich (Cayman) I Limited                                               Cayman Is.

               Greenwich (Cayman) II Limited                                              Cayman Is.

               Greenwich (Cayman) III Limited                                             Cayman Is.

     SB Cayman Holdings II Inc.                                                           Delaware

     SB Cayman Holdings III Inc.                                                          Delaware

          Smith Barney Credit Services (Cayman) Ltd.  *                                   Cayman Is.

     SB Cayman Holdings IV Inc.                                                           Delaware

                                      (49)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
     SI Financing Trust I                                                                 New York

     Smith Barney (Ireland) Limited                                                       Ireland

     Smith Barney Capital Services Inc.                                                   Delaware

     Smith Barney Commercial Corp.                                                        Delaware

     Smith Barney Europe Holdings, Ltd.                                                   England

     Smith Barney Futures Management LLC                                                  Delaware

          F-1000 Futures Fund L.P., Michigan Series I                                     New York

          F-1000 Futures Fund L.P., Michigan Series II                                    New York

          F-1000 Futures Fund L.P., Series IX                                             New York

          Hutton Investors Futures Fund, L.P. II                                          Delaware

          Salomon Smith Barney Global Diversified Futures Fund L.P.                       New York

          SB/Michigan Futures Fund L.P.                                                   New York

          Shearson Mid-West Futures Fund                                                  New York

          Shearson Select Advisors Futures Fund L.P.                                      Delaware

          Smith Barney AAA Energy Fund L.P.                                               New York

          Smith Barney Diversified Futures Fund L.P.                                      New York

          Smith Barney Diversified Futures Fund L.P. II                                   New York

          Smith Barney Global Markets Futures Fund L.P.                                   New York

          Smith Barney Great Lakes Futures Fund L.P.                                      New York

          Smith Barney International Advisors Currency Fund L.P.                          New York

          Smith Barney Mid-West Futures Fund LP II                                        New York

          Smith Barney Potomac Futures Fund L.P.                                          New York

          Smith Barney Principal Plus Futures Fund L.P. II                                New York

          Smith Barney Principal Plus Futures Fund LP                                     New York

          Smith Barney Telesis Futures Fund L.P.                                          New York

          Smith Barney Tidewater Futures Fund L.P.                                        New York

                                      (50)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
          Smith Barney Westport Futures Fund L.P.                                         New York

     Smith Barney Global Capital Management, Inc.                                         Delaware

     Smith Barney Mortgage Capital Group, Inc.                                            Delaware

     Smith Barney Offshore, Inc.                                                          Delaware

     Smith Barney Private Trust GmbH                                                      Switzerland

     Smith Barney Risk Investors, Inc.                                                    Delaware

          Smith Barney Consulting Partnership, LP                                         Delaware

          Smith Barney Investors L.P.                                                     Delaware

     Smith Barney Securities Investment Consulting Co. Ltd.                               Taiwan

     Smith Barney Venture Corp.                                                           Delaware

          First Century Management Company                                                New York

     SSB Citi Fund Management LLC                                                         Delaware

          SSB Greenwich Street Partners LLC                                               Delaware

               Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.            Delaware

          SSB Private Management LLC                                                      Delaware

               Salomon Smith Barney Hicks Muse Partners L. P.                             Delaware

          Salomon Smith Barney Asset Management Australia Ltd.                            Australia

          Smith Barney Management Company (Ireland) Limited                               Ireland

          Smith Barney Strategy Advisers Inc.                                             Delaware

     SSB Keeper Holdings LLC                                                              Delaware

     SSBH Capital I                                                                       Delaware

     SSBH Capital II                                                                      Delaware

     SSBH Capital III                                                                     Delaware

     SSBH Capital IV                                                                      Delaware

     Targets Trust I                                                                      Delaware

     Targets Trust II                                                                     Delaware

                                      (51)

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

CITIGROUP INC. as of 31-Dec-1999

1    2    3    4    5    6    7    8    9   10   11   12   13                             PLACE OF JURISDICTION
     Targets Trust III                                                                    Delaware

     The Travelers Investment Management Company                                          Connecticut

Smith Barney Corporate Trust Company                                                      Delaware

Smith Barney Private Trust Bank of Michigan                                               Michigan

Smith Barney Private Trust Company                                                        New York

Smith Barney Private Trust Company of Florida                                             Florida

Smith Barney Private Trust Company of New Jersey                                          New Jersey

Smith Barney Private Trust Company of Texas                                               Texas

Travelers Auto Leasing Corporation                                                        Delaware

Travelers Group 401(k) Savings Plan                                                       New York

Travelers Group Diversified Distribution Services, Inc.                                   Delaware

     Travelers Group Exchange, Inc.                                                       Delaware

Travelers Group International Inc.                                                        Delaware

TRV Employees Investments, Inc.                                                           Delaware

     TRV Employees Fund, L.P.                                                             Delaware


------------------

* Indicates that the given subsidiary is partially owned by more than one subsidiary of Citigroup Inc.

** Citigroup Inc. owns approximately 85% of Travelers Property Casualty Corp. through The Travelers Insurance Group Inc.

                                      (52)

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